SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

Ovintiv Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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Your Vote Counts!
OVINTIV INC.
2021 Annual Meeting
Vote by April 27, 2021 9:59 PM MT
OVINTIV INC.
370 17TH STREET, SUITE 1700 DENVER, CO 80202
D41034-P49189
You invested in OVINTIV INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and April 28, 2021
10:00 AM, MT
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/ovv2021
*Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
ITEM 1. Election of the 11 Director Nominees Named in the Proxy Statement
Nominees:
1a. Peter A. Dea For 1b. Meg A. Gentle For 1c. Howard J. Mayson For 1d. Lee A. McIntire For 1e. Katherine L. Minyard For 1f. Steven W. Nance For 1g. Suzanne P. Nimocks For 1h. Thomas G. Ricks For 1i. Brian G. Shaw For 1j. Douglas J. Suttles For 1k. Bruce G. Waterman For ITEM 2. Advisory Vote to Approve Compensation of Named Executive Officers For ITEM 3. Ratify PricewaterhouseCoopers LLP as Independent Auditors For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D41035-P49189